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                                 SMITH BARNEY
                           MULTIPLE DISCIPLINE TRUST
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                      ANNUAL REPORT  |  DECEMBER 31, 2002


           Multiple Discipline Portfolio -- All Cap Growth and Value
          Multiple Discipline Portfolio -- Large Cap Growth and Value
        Multiple Discipline Portfolio -- Global All Cap Growth and Value
       Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

                  [LOGO] Smith Barney
                         Mutual Funds
       Your Serious Money. Professionally Managed.(R)
Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

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         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
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

 TABLE OF CONTENTS



  Letter From the Chairman................................................   1

  Letter From the Managers................................................   2

  Smith Barney Multiple Discipline Trust

      Multiple Discipline Portfolio -- All Cap Growth and Value...........   4

      Multiple Discipline Portfolio -- Large Cap Growth and Value.........   6

      Multiple Discipline Portfolio -- Global All Cap Growth and Value....   8

      Multiple Discipline Portfolio -- Balanced All Cap Growth and Value..  10

  Schedules of Investments................................................  12

  Statements of Assets and Liabilities....................................  28

  Statements of Operations................................................  29

  Statements of Changes in Net Assets.....................................  30

  Notes to Financial Statements...........................................  31

  Financial Highlights....................................................  36

  Independent Auditors' Report............................................  38

  Additional Information..................................................  39

  Management of the Series................................................ IBC

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN

Chairman, President and Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the Chairman, President and Chief Executive Officer of the Smith Barney Multiple Discipline Trust -- Multiple Discipline Portfolio -- All Cap Growth and Value, Multiple Discipline Portfolio -- Large Cap Growth and Value, Multiple Discipline
Portfolio -- Global All Cap Growth and Value and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value ("Portfolio(s)")./1/ I look forward to keeping you informed about the investment perspectives of the Portfolios' manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I previously managed the Smith Barney Growth and Income Fund for six years, developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001, and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed is the annual report for the Portfolios for the period ended December 31, 2002. In this report, the managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolios' investment strategy. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.
Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer


--------
1The Portfolios are underlying investment options of various variable-annuity products. A variable-annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.


 1 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

                           LETTER FROM THE MANAGERS

It is with great pleasure that we introduce ourselves to you. As Coordinating Portfolio Managers of the Portfolios, our role is to ensure that each Portfolio's assets are allocated according to the Portfolio's targeted allocation strategy. We have been working on a similar product, called the Multiple Disciple Account, since 1997, which offers diversification to high net worth investors.

 Performance for the Portfolios Since Inception for the Period Ended December
                                 31, 2002/1,2/

--------------------------------------------------------------------------------

                    All Cap Growth and Value          6.50%
                    Large Cap Growth and Value        7.30
                    Global All Cap Growth and Value   7.80
                    Balanced All Cap Growth and Value 4.20

Market Overview and Outlook

The year 2002 was a year of extremes for investors. Equity investors experienced great challenges as the period marked the third consecutive year of negative returns for most major equity markets both in the U.S. and abroad. It was also the year that some prominent U.S. companies declared bankruptcy and formerly admired corporate executives fell from grace amid allegations of fraudulent financial reporting. The year was also characterized by chronic discussions of war with Iraq and concerns about the potential for interruptions in oil supplies. Fears of deflation, rising energy prices, a weak U.S. dollar, a growing U.S. trade deficit and a lack of corporate earnings growth also weighed heavily on investors' minds during the year. The combination of these issues prompted many investors to seek out safer havens for their investment capital, particularly in fixed-income securities. This "flight-to-quality" buying resulted in a dramatic increase in the prices of many fixed-income investments, most notably U.S. Treasury securities.

As the reporting period progressed, questions about the momentum behind an economic recovery lingered in the markets. Citing a need to help the economy out of its "soft patch," the Federal Open Market Committee ("FOMC")/3/ reduced the short-term federal funds rate ("fed funds rate")/4/ in November, marking a 41-year low for the rate. We anticipate an economic recovery in the U.S. in 2003, albeit a muted one, which we believe could enhance the backdrop for the high-yield and equity markets. Perhaps the most pressing question for investors is whether or not military action in Iraq ensues. This would dramatically affect both the fixed-income and equity markets and our portfolio managers are vigilantly monitoring these developments.

--------
1The performance returns set forth above does not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2Because the Portfolios were in existence for less than one year as of December
 31, 2002, performance is for the period from October 1, 2002 (commencement of operations) to December 31, 2002.
3The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


 2 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Multiple Discipline Trust. We look forward to continuing to help you meet your investment objectives.

Sincerely,

        /s/ Roger Paradiso             /s/ Kirstin Mobyed
        Roger Paradiso                 Kirstin Mobyed
        Coordinating Portfolio Manager Co-Coordinating Portfolio Manager

        January 17, 2003

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 12 through 27 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.




 3 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

            MULTIPLE DISCIPLINE PORTFOLIO -- ALL CAP GROWTH AND VALUE

                            Target Asset Allocation

                                    [CHART]

All Cap Growth   50%
All Cap Value    50%

The Target Asset Allocation set forth above represents an approximate mix of investments for the All Cap Growth and Value. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust's Board of Trustees.

                              Investment Strategy

The Multiple Discipline Portfolio -- All Cap Growth and Value ("Portfolio") seeks long-term growth of capital and invests primarily in equity securities within all market capitalization ranges. The All Cap Growth segment seeks to combine the long-term growth potential of small-to-medium size companies with relative stability of high quality large company growth stocks. The All Cap Value segment seeks to structure high quality portfolios by investing in large-, medium- and small company stocks whose market prices are attractive in relation to their business fundamentals.

                            Performance Update/1,2/

For the period from October 1, 2002 (commencement of operations) to December 31, 2002, the Portfolio returned 6.50%.

                              Portfolio Overview

Our goal, since the Portfolio's inception, has been to construct a diversified portfolio of high quality companies that are fundamentally strong leaders within their industry sector and will be able to grow earning and cash flow at above-average rates. We look to buy and hold companies that are able to prepare for and manage their business through different economic cycles. We believe that the companies in the Portfolio today exhibit sustainable leadership characteristics within their industries, and have fundamentally solid balance sheets and effective management strategy in place.

Over the past quarter, volatility in the broad equity markets has continued, despite a short-lived rally in early October 2002. Investors continue to factor into the markets valuations a larger risk premium to account for persistent geopolitical uncertainties. However, every market decline goes through various phases. We believe the groundwork has been laid for an important market move over the next several years. Throughout the course of 2003, we will look for economic fundamental improvement, specifically in corporate profitability. Profit margins have risen from record low levels as companies have under gone massive cost-cutting efforts during the past two years. Most of the improvement has been through cuts in payroll compensation, which account for the majority of business cost. As a result of the reduction in unit labor cost, productivity has improved and with that, we expect to see an improvement in corporate profitability as revenue growth returns.

Our investment focus is on those sectors and companies likely to benefit from an expanding economy. Cautious earning guidance from company management has lowered the expected hurdle rates and has placed a good deal of pressure on the overall market, resulting in a


--------
1The performance return set forth above does not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.
2Because the Portfolio was in existence for less than one year as of December
 31, 2002, performance is for the period from October 1, 2002 (commencement of operations) to December 31, 2002.


 4 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders number of world-class franchise companies trading at historically low valuations. Over the quarter, we have built a diversified portfolio. Three of the largest sectors within the Portfolio currently are healthcare, financial services and information technology.

The Portfolio's investment in the financial services sector includes diversified banks, brokerage firms, mortgage bankers, consumer and commercial lenders and insurance companies. Given the current level of interest rates, potential for fiscal stimulus and relative valuation of the market, we have a positive long-term viewpoint for improved corporate profitability and earnings growth. The above-average market performance of the regional banks owned in the Portfolio has created an opportunity to start to reduce the Portfolio weighting. Since inception, we have increased the Portfolio's weighting in the insurance sector by adding to positions in Berkshire Hathaway Inc., Class B Shares and American International Group, Inc. We believe both of these companies will continue to gain market share, improve operating profitability and benefit over the next few years from premium rate increases and increased demand for their products.

Since the Portfolio's inception, its holdings in pharmaceutical and biotechnology stocks have performed well, due to the emerging earnings visibility from new product pipeline and an effort to improve the regulatory approval process. Amgen Inc., a large-cap biotechnology company, has performed well as a result of continued strong top line sales and the near term momentum from new product launches. Given the low valuations at which many of the biotechnology companies currently trade, and a widespread lack of access to the capital markets, we expect to see an increasing amount of product licensing and strategic consolidation activity as companies look to augment existing product pipelines. We will continue adding to the Portfolio's healthcare weighting. Performance of the energy sector was mixed as disappointing results from integrated oil producers ChevronTexaco Corp. were offset by performance from drilling service company, Global Santa Fe Corp. and independent oil and gas exploration and production company, Anadarko Petroleum Corp.

Although we anticipate a protracted recovery in the technology and telecommunications sector, we continue to build the Portfolio's position in several companies. As the economic cycle improves, we anticipate that several industries within the technology and telecom sector will outperform. We have focused our initial investment on defined industry leaders, such as Intel Corp., Microsoft Corp. and Texas Instruments Inc. Going forward we see technology rebounding slowly as business spending accelerates gradually over the next few quarters. Recently, after a dramatic decline for most of 2002, the cable sector regained some lost ground. Since inception we have added to the cable television related industry. We believe the sales of assets and new services, such as cable modems, digital cable and video-on-demand, should drive cash flow for the next few years.

                               Portfolio Outlook

Near term, we anticipate the market will remain in a somewhat narrow trading range and that significant geopolitical uncertainties will drive the emotional volatility of the market. Long term however we have a very positive outlook and recognize that the current volatility in the market will present investment opportunities. We intend to use these periods of volatility to add to the portfolio positions in those companies we believe are industry leaders whose valuation has fallen to what we believe are very favorable levels.




 5 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

           MULTIPLE DISCIPLINE PORTFOLIO -- LARGE CAP GROWTH AND VALUE

                            Target Asset Allocation

         [CHART]

Large Cap Growth   50%
Large Cap Value    50%

The Target Asset Allocation set forth above represents an approximate mix of investments for the Large Cap Growth and Value. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust's Board of Trustees.

                              Investment Strategy

The Multiple Discipline Portfolio -- Large Cap Growth and Value ("Portfolio") seeks long term growth of capital and invests at least 80% of net assets in equity securities of companies with large market capitalizations those with total market capitalizations of $5 billion or more at the time of investment. The Large Cap Growth segment seeks to invest in growth stocks with consistent operating histories. The Large Cap Value segment seeks to invest in established, undervalued companies, which look to be experiencing a fundamental, positive change that is not reflected in the stock price.

                            Performance Update/1,2/

For the period from October 1, 2002 (commencement of operations) to December 31, 2002, the Portfolio returned 7.30%.

                              Portfolio Overview

Our goal, since the Portfolio's inception has been to construct a diversified portfolio of high quality companies that are fundamentally strong leaders within their industry sector and will be able to grow earning and cash flow at above average rates. We look to buy and hold companies that are able to prepare for and manage their business well, through different economic cycles. We believe that the companies in the Portfolio today exhibit sustainable leadership characteristics within their industries, and have fundamentally solid balance sheets and effective management strategy in place.

As a result of the continued decline in stock prices, we are finding a number of attractive opportunities across several different sectors. We have been able to build what we believe is a quality portfolio, adding holdings of several industry leading companies whose valuations have fallen to what we feel are very favorable levels. Given current interest rate levels and equity market valuation, we have a positive viewpoint on the U.S. equity market. We expect business spending to accelerate gradually over the next few quarters as corporate profits improve.

Our investment focus is on those sectors and companies likely to benefit from an expanding economy. Cautious earnings guidance from company management has lowered the expected hurdle rates and has placed a good deal of pressure on the overall market, resulting in a number of world-class franchise names trading at historically low valuations. Over the quarter we have built a diversified portfolio. Three of the largest sectors within the Portfolio currently are healthcare, financial services and information technology.
--------
1The performance return set forth above does not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.
2Because the Portfolio was in existence for less than one year as of December
 31, 2002, performance is for the period from October 1, 2002 (commencement of operations) to December 31, 2002.


 6 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

The Portfolio's investment in the financial services sector includes diversified banks, brokerage firms, mortgage bankers, consumer and commercial lenders and insurance companies. Given the current level of interest rates, potential for fiscal stimulus and relative valuation of the market, we have a positive long-term viewpoint for improved corporate profitability and earnings growth. The above-average market performance of the regional banks owned in the Portfolio has helped to offset the continued weak performance of the brokerage and insurance industries. Since inception, we increased the Portfolio's weighting in the insurance sector by adding to its position in American International Group, Inc. ("AIG"). We believe, in addition to enjoying the benefits of an economic recovery, AIG will continue to gain market share, improve operating profitability and benefit over the next few years from premium rate increases and increased demand for their products. After months of negative pressure on the brokerage industry, Portfolio positions in Merrill Lynch & Co., Inc. and J.P. Morgan Chase & Co. rebounded slightly.

Since the Portfolio's inception, its holdings in pharmaceutical and biotechnology stocks have performed well due to the emerging earnings visibility from new product pipelines and efforts to improve the regulatory approval process. Amgen Inc., a large-cap biotechnology company, outperformed based on strong sales and earning growth, driven by new products and expanding opportunities for key products and potential for positive trial results. Given the low valuations at which many biotechnology companies currently trade, and a widespread lack of access to the capital markets, we expect to see an increasing amount of product licensing and strategic consolidation activity as companies look to augment existing product pipelines.

Since inception, we have increased our weighting in both basic material and capital goods. Both sectors are cyclical, where success is closely tied with the general state of the economy. The basic materials sector rebounded 12% in the quarter after having fallen significantly in the prior quarter. A shared characteristic of all the companies in these diverse industries has been an emphasis on rationalizing the cost structure of the business. Overall, companies have a leaner cost structure with significant operating leverage, which could position them for solid operating earnings gains on a relatively modest increase in production volume.

Although we anticipate a protracted recovery in the technology and telecommunications sectors, we continue to build a position in several companies in these industries. During the quarter, telecommunications and technology, two of the weakest sectors year-to-date, led the market's rebound and accounted for more than half of the S&P 500 Index's/3/ performance. In the fourth quarter of 2002, the telecommunications sector of the S&P 500 Index gained 38% and the technology sector gained 22%. Despite these gains, both sectors ended the year down more than 30%. We have focused our initial investment on defined industry leaders, such as Intel Corp., Microsoft Corp., and Texas Instruments Inc. Going forward we see technology rebounding slowly as business spending accelerates gradually over the next few quarters. Recently, after a dramatic decline for most of 2002, the cable sector regained some lost ground. Since inception, we have added to Portfolio holdings in the cable television related industries. We think that increased cash flow and new services, such as cable modems, digital cable and video-on-demand, should drive cash flow for the next few years.

                               Portfolio Outlook

Near term, we anticipate the market will remain in a somewhat narrow trading range and that significant geopolitical uncertainties will drive the emotional volatility of the market. Given current interest rate levels and equity market valuations, we remain positive on the U.S. equity market. Although selected economic reports in the month of December have brought into question the sustainability of the recovery, we still expect continued economic growth, albeit at a slower pace than envisioned previously. Although geopolitical events could lead to further equity market volatility, we believe the Portfolio is well positioned in the current market environment. We intend to use these periods of volatility to add to the Portfolio positions in those companies we believe are industry leaders whose valuation has fallen to what we believe are very favorable levels.

--------
3The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


 7 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

        MULTIPLE DISCIPLINE PORTFOLIO -- GLOBAL ALL CAP GROWTH AND VALUE

                            Target Asset Allocation

               [CHART]

Large Cap Value                30%
Large Cap Growth               30%
Multi-Cap Growth               20%
International ADR              20%


The Target Asset Allocation set forth above represents an approximate mix of investments for the Global All Cap Growth and Value. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust's Board of Trustees.

                              Investment Strategy

The Multiple Discipline Portfolio -- Global All Cap Growth and Value ("Portfolio") seeks long-term growth of capital and invests primarily in equity securities across a broad range of management disciplines, seeking to optimize results and reduce volatility. The Portfolio seeks to reduce company-specific risk by minimizing overlap of securities across equity styles and to reduce industry specific risk by minimizing overlap concentration in a particular industry group across equity styles.

                            Performance Update/1,2/

For the period from October 1, 2002 (commencement of operations) to December 31, 2002, the Portfolio returned 7.80%.

                              Portfolio Overview

Given current interest rate levels and equity market valuation, we have a positive viewpoint on the U.S. equity markets. We expect business spending to accelerate gradually over the next few quarters as corporate profits improve. Year-to-date the broadly diversified international indices have outperformed the U.S. equity market, primarily due to the decline of the U.S. dollar versus foreign currencies. However, international equity diversification provided little refuge for U.S. investors given problems in certain geographies (i.e. Latin America, Japan) and the rising correlation of many non-U.S. stocks with their domestic counterparts. Corporate profits recovery, which is somewhat dependent on global growth, remains muted across a broad swath of industries versus expectations held earlier in 2002. However, productivity has climbed as corporations have trimmed expenses, and we anticipate a healthier earnings climate in 2003.

Our goal, since the Portfolio's inception has been to construct a diversified portfolio of high quality companies that are fundamentally strong leaders within their industry sector and will be able to grow earnings and cash flow at above average rates. We look to buy and hold companies that are able to prepare for and manage their business well, through different economic cycles. We believe that the companies in the Portfolio today exhibit sustainable leadership characteristics within their industries and have fundamentally solid balance sheets and effective management strategy in place. Our investment focus is on those sectors and companies likely to benefit from an expanding economy.

The Portfolio's investment in the financial services sector includes diversified banks, brokerage firms, mortgage bankers, consumer and commercial lenders and insurance companies. Given the current level of interest rates, potential for fiscal stimulus and relative valuation of the market, we have a positive long-term viewpoint for improved corporate profitability and earnings growth. As the economy recovers, demand for credit and investment products should accelerate and loan loss provisioning should decline. The recent market performance

--------
1The performance return set forth above does not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.
2Because the Portfolio was in existence for less than one year as of December
 31, 2002, performance is for the period from October 1, 2002 (commencement of operations) to December 31, 2002.


 8 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders of the regional banks has created an opportunity to start to reduce the Portfolio's weighting. Since inception, we have been increasing the Portfolio's weighting in the insurance sector by adding to its holdings in American International Group, Inc. ("AIG"). We believe, in addition to enjoying the benefits of an economic recovery, AIG will continue to gain market share, improve operating profitability and benefit over the next few years from premium rate increases and increased demand for their products. After months of negative pressure on the brokerage industry, Portfolio positions in Merrill Lynch & Co., Inc. and J.P. Morgan Chase & Co. rebounded slightly from better trading volumes. However, foreign financial services firms remain under pressure, especially those exposed to the capital markets.

Since the Portfolio's inception, its holdings in pharmaceutical and biotechnology stocks have performed well due to emerging earnings visibility from new product pipelines and efforts to improve the regulatory approval process for new drugs. Investors often monitor the revenue growth of new products as a proxy for the health of the drug industry. Longer-term increases in prescription volumes will mitigate anticipated Medicare related drug reforms. Amgen Inc., a large-cap biotechnology company, outperformed based on strong sales and earning growth driven by the introduction of new drugs, expanding opportunities for leading products and potential for positive drug trial results. Given the low valuations at which many of the biotechnology companies currently trade, and a widespread lack of access to the capital market, we expect to see an increasing amount of product licensing and strategic consolidation activity as companies look to augment existing product pipelines.

Performance of the energy sector was mixed, as disappointing results from integrated oil producers ChevronTexaco Corp. offset positive performance from drilling service companies, such as Transocean Inc. and independent oil and gas exploration and production companies, such as Weatherford International, Inc. In 2002, global spending on exploration and production was mixed. International spending grew as spending in North America declined. We expect modest growth in international exploration and production spending near term and believe Weatherford International will benefit because it derives the majority of its revenue and operating income internationally. Additional earnings growth drivers for Weatherford International focus on the company's technology segment and cost reduction plan.

Although we anticipate a protracted recovery in the technology and telecommunications sector, we continue to build a position in defined industry leaders, such as Intel Corp., Microsoft Corp. and Texas Instruments Inc. During the fourth quarter, telecommunications and technology, two of the weakest sectors year-to-date, led the market's rebound and accounted for more than half of the S&P 500 Index's/3/ performance. The telecommunications sector of the S&P 500 Index gained 38% and the technology sector gained 22%. Despite these gains, both sectors ended the year down more than 30%. Going forward we see technology rebounding slowly as business spending accelerates gradually over the next few quarters and the competitive pricing environment stabilizes.

We have been adding to the Portfolio's position in Texas Instruments Inc. Texas Instruments represents an attractive semiconductor holding, given its broad customer and end market mix, strong balance sheet and strong leadership position in multiple markets. Texas Instruments is the world's largest supplier of analog/mixed signal semiconductors and digital signal processors, a microprocessor used to process signals in real time. During this economic slowdown, we believe Texas Instruments has improved it strategic direction and management has focused on improving the company's manufacturing and products.

The cable-television industry rebounded in the fourth quarter after a dramatic decline for most of 2002. We believe current valuation for many of the cable television-related companies such as Cablevision Systems New York Group, Class A Shares or Comcast Corp., Class A Shares remain attractive. We think that industry consolidation and new services, such as cable modems, digital cable and video-on-demand, should drive cash flow for the next few years.

                               Portfolio Outlook

Near term, we anticipate the global markets will remain in a somewhat narrow trading range and there remain a number of geopolitical factors at play that could disrupt or delay a recovery. Given current interest rate levels and equity market valuations, we remain positive on the U.S. equity market. Although selected economic reports in the month of December have brought into question the sustainability of the recovery, we still expect continued economic growth, albeit at a slower pace than envisioned previously. Although geopolitical events could lead to further equity market volatility, we believe the Portfolio is well positioned in the current market environment. We intend to use these periods of volatility to add to the Portfolio positions in those companies we believe are industry leaders whose valuation has fallen to what we believe are very favorable levels.
--------
3The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


 9 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

      MULTIPLE DISCIPLINE PORTFOLIO -- BALANCED ALL CAP GROWTH AND VALUE

                            Target Asset Allocation

               [CHART]

All Cap Growth                      35%
All Cap Value                       35%
Government Securities Management    30%


The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced All Cap Growth and Value. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust's Board of Trustees.

                              Investment Strategy

The Multiple Discipline Portfolio -- Balanced All Cap Growth and Value ("Portfolio") seeks a balance between long-term growth of capital and principal preservation and invests in a mix of equity securities within all market capitalization ranges and fixed-income securities in the short- to intermediate-average maturity ranges to help reduce market volatility.

                            Performance Update/1,2/

For the period from October 1, 2002 (commencement of operations) to December 31, 2002, the Portfolio returned 4.20%.

                              Portfolio Overview

Our goal, since the Portfolio's inception, has been to construct a diversified portfolio. On the equity side, the Portfolio seeks to invest in high quality companies that are fundamentally strong leaders within their industry sector that will be able to grow earning and cash flow at above average rates. We look to buy and hold companies that are able to prepare for and effectively manage their business through different economic cycles. The fixed- income portion of the Portfolio is managed for total return and analysis is based on specific fundamental factors.

Since the Portfolio's inception, volatility in the broad equity markets has continued, despite a short-lived rally in early October 2002, as investors continued to factor into the markets valuations a larger risk premium to account for persistent geopolitical uncertainties. Longer term, we believe the groundwork has been laid for an important market move over the next several years. Aggressive easing of interest rates by the U.S. Federal Reserve Board ("Fed") and the monetary stimulus provided by recent tax cuts have historically proven to be the necessary stimulus for an economic recovery. Throughout the course of 2003, we will look for economic fundamental improvement, specifically in corporate profitability. Profit margins have risen from record low levels, as companies during the past two years have undergone massive cost-cutting efforts.

In November 2002, with economic growth hitting a "soft patch," along with wider corporate bond spreads weighing on the U.S. economy, the Federal Open Market Committee ("FOMC")/3/ cut its target for the short-term federal funds rate ("fed funds rate")/4/ by a somewhat aggressive 50 basis points/5/ (i.e., half a percentage point) to 1.25%, which we believe signified to some market participants the end of the Fed's easing (rate-reduction) cycle. The front end of the yield curve,/6/ which consists of fixed-income securities with shorter maturities, both before and particularly after the monetary policy action, maintained a steepening bias which, in our view, suggested that policy will remain accommodative in the near future, even if that means an unchanged fed funds rate. Uncertainty about the pace of the economic recovery and persistent geopolitical tensions helped maintain the healthy "flight-to-quality" bid from which the U.S. Treasury securities market benefited since the Portfolio's inception.

--------
1 The performance return set forth above do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.
2 Because the Portfolio was in existence for less than one year as of December
  31, 2002, performance is for the period from October 1, 2002 (commencement of operations) to December 31, 2002.
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
6 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


10 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

Our equity investment focus is on those sectors and companies likely to benefit from an expanding economy. We feel companies with strong balance sheets, including the relative absence of short-term debt, companies generating free cash flow and companies paying an above-average dividend are likely to be areas of the market that outperform in the next few years. Over the fourth quarter of 2002 we built a diversified portfolio. Three of the largest sectors within the Portfolio currently are healthcare, financial services and information technology.

The Portfolio's investment in the financial services sector includes diversified banks, brokerage firms, mortgage bankers, consumer and commercial lenders and insurance companies. Given the current level of interest rates, potential for fiscal stimulus and relative valuation of the markets, we have a positive long-term viewpoint for improved corporate profitability and earnings growth. The above-average market performance of the regional banks owned in the Portfolio helped to offset the continued weak performance of its positions in the brokerage and insurance sectors. Since inception, we have been increasing the Portfolio's weighting in the insurance sector, two examples are Berkshire Hathaway Inc., Class B Shares and American International Group, Inc. We believe, in addition to enjoying the benefits of an economic recovery, both these companies will continue to gain market share, improve operating profitability, and benefit over the next few years from premium rate increases and increased demand for their products.

Since the Portfolio's inception, its holdings in the pharmaceutical and biotechnology sectors have performed well. Improving earnings visibility from new product pipelines and an effort to improve the regulatory approval process for new drugs have helped to drive valuations higher. Amgen Inc., a large cap biotechnology company, has performed well as a result of continued strong top line sales and the near term momentum from new product launches. Given the low valuations at which many of the biotechnology companies currently trade, and a widespread lack of access to the capital markets, we expect to see an increasing amount of product licensing and strategic consolidation activity as companies look to augment existing product pipelines.

Performance within the energy sector was mixed, as disappointing results from integrated oil producers ChevronTexaco Corp. offset positive performance from drilling service companies, such as Global Santa Fe Corp. and independent oil and gas exploration and production companies, such as Weatherford International, Inc. In 2002, global spending on exploration and production was mixed. International spending grew as spending in North America declined. We expect modest growth in international exploration and production spending near term and believe Weatherford International will benefit, as the company already derives the majority of its revenue and operating income internationally. Additional earnings growth drivers for Weatherford International focus on the company's technology segment and cost reduction plan.

Since inception, we have increased the Portfolio's weighting in both the basic material and the capital goods sectors. Both sectors are cyclical, where success is closely tied with the general state of the economy. The basic materials sector rebounded 12% in the quarter after having fallen significantly in the prior quarter. Recent emphasis on rationalizing the cost structure has left many of these companies leaner, with significant operating leverage. We believe companies such as Emerson Electric Co., Weyerhaeuser Co. and Engelhard Corp. are positioned for solid operating earnings gains on a relatively modest increase in production volume.

Although we anticipate a protracted recovery in the technology and telecommunications sectors, we have been adding selectively to the Portfolio's holdings in companies in these industries. Challenges in the technology sector are well documented, in particular in the communications and networking equipment markets. Enterprise-class investment in communications equipment has declined precipitously following the exuberance of the late 1990s. Nonetheless, we view the death of information technology capital spending to be greatly exaggerated. Our expectations call for the current economic recovery to continue, albeit modestly in the near-term, followed by gradual improvement in business spending, accelerating over the next few quarters. Recently, after a dramatic decline for most of 2002, the cable sector regained some lost ground. Since inception, we have added to Portfolio holdings in the cable television and related industries. We think that increased cash flow and new services, such as cable modems, digital cable and video-on-demand, should drive cash flow for the next few years.

                               Portfolio Outlook

Near term, we anticipate the market will remain in a somewhat narrow trading range and that significant geopolitical uncertainties will drive the emotional volatility of the market. Long-term, however, we have a very positive outlook and recognize that the current volatility in the market will present investment opportunities. We intend to use these periods of volatility to add to the Portfolio's positions in those companies we believe are industry leaders and whose valuation has fallen to what we believe are very favorable levels.

For the fixed-income segment of the Portfolio, as we look out to 2003 we have adopted a more defensive bias, seeking preservation of principal. Currently, the Portfolio is positioned slightly short versus the respective benchmarks as we look through to the next part of the cycle. However, we do not see interest rates moving significantly higher in the near future and do not anticipate that the FOMC will raise its target for the fed funds rate until the second half of 2003 when it may begin to see a backdrop to move rates off of the current historically low levels. Going forward, once we see firmness in the economy and in equities, in terms of our strategies that include corporate bonds, we may seek to add to the Portfolio's corporate holdings to focus on building a higher-yielding Portfolio with a defensive bias.


11 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002



Multiple Discipline Portfolio -- All Cap Growth and Value

SHARES                 SECURITY                  VALUE
---------------------------------------------------------
COMMON STOCK -- 63.2%
Aerospace and Defense -- 1.2%
  536    L-3 Communications Holdings, Inc.+    $   24,072
  520    Raytheon Co.                              15,990
-------------------------------------------------------
                                                   40,062
-------------------------------------------------------
Auto Manufacturers -- 0.2%
  165    PACCAR Inc.                                7,611
-------------------------------------------------------
Banks -- 1.5%
  650    The Bank of New York Co., Inc.            15,574
  880    Bank One Corp.                            32,164
   30    Wells Fargo & Co.                          1,406
-------------------------------------------------------
                                                   49,144
-------------------------------------------------------
Beverages -- 2.3%
1,053    The Coca-Cola Co.                         46,142
  663    PepsiCo, Inc.                             27,992
-------------------------------------------------------
                                                   74,134
-------------------------------------------------------
Biotechnology -- 5.2%
  905    Amgen Inc.+                               43,748
1,100    Chiron Corp.+                             41,360
  536    Genentech, Inc.+                          17,774
1,350    Genzyme Corp.+                            39,919
  885    IDEC Pharmaceuticals Corp.+               29,355
-------------------------------------------------------
                                                  172,156
-------------------------------------------------------
Building Materials -- 0.2%
  210    Vulcan Materials Co.                       7,875
-------------------------------------------------------
Chemicals -- 1.5%
  399    Cabot Microelectronics Corp.+             18,833
1,400    Engelhard Corp.                           31,290
-------------------------------------------------------
                                                   50,123
-------------------------------------------------------
Computers -- 1.7%
  470    Electronics for Imaging, Inc.+             7,643
  170    Hewlett-Packard Co.                        2,951
  195    International Business Machines Corp.     15,113
3,853    Maxtor Corp.+                             19,496
1,110    Unisys Corp.+                             10,989
-------------------------------------------------------
                                                   56,192
-------------------------------------------------------
Cosmetics/Personal Care -- 1.4%
1,535    The Gillette Co.                          46,603
-------------------------------------------------------
Diversified Financial Services -- 2.7%
  855    American Express Co.                      30,224
  336    Lehman Brothers Holdings Inc.             17,906
  714    Merrill Lynch & Co., Inc.                 27,096
  366    Neuberger Berman Inc.                     12,257
-------------------------------------------------------
                                                   87,483
-------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002



      Multiple Discipline Portfolio -- All Cap Growth and Value

SHARES                      SECURITY                         VALUE
---------------------------------------------------------------------
Electrical Computer and Equipment -- 0.5%
  315  Emerson Electric Co.                                $   16,018
---------------------------------------------------------------------
Electronics -- 0.8%
  430  Agilent Technologies, Inc.+                              7,723
4,960  Solectron Corp.+                                        17,608
---------------------------------------------------------------------
                                                               25,331
---------------------------------------------------------------------
Forest Products and Paper -- 1.0%
  635  Weyerhaeuser Co.                                        31,248
---------------------------------------------------------------------
Healthcare Products -- 0.6%
  344  Johnson & Johnson                                       18,476
---------------------------------------------------------------------
Healthcare Services -- 1.3%
  515  UnitedHealth Group Inc.                                 43,002
---------------------------------------------------------------------
Home Builders -- 0.5%
1,260  Clayton Homes, Inc.                                     15,347
---------------------------------------------------------------------
Insurance -- 7.5%
  825  The Allstate Corp.                                      30,517
  275  Ambac Financial Group, Inc.                             15,466
1,175  American International Group, Inc.                      67,974
   20  Berkshire Hathaway Inc., Class B Shares+                48,460
  445  The Chubb Corp.                                         23,229
  525  MBIA Inc.                                               23,027
  385  MGIC Investment Corp.                                   15,901
  685  The St. Paul Cos., Inc.                                 23,324
---------------------------------------------------------------------
                                                              247,898
---------------------------------------------------------------------
Machinery - Construction and Mining -- 0.1%
   81  Caterpillar Inc.                                         3,703
---------------------------------------------------------------------
Media -- 7.2%
4,015  AOL Time Warner, Inc.+                                  52,596
1,490  Cablevision Systems New York Group, Class A Shares+     24,942
1,695  Comcast Corp., Class A Shares+                          38,290
6,099  Liberty Media Corp., Class A Shares+                    54,525
  285  The News Corp., Ltd., Sponsored ADR                      7,481
3,700  The Walt Disney Co.                                     60,347
---------------------------------------------------------------------
                                                              238,181
---------------------------------------------------------------------
Mining -- 0.9%
1,355  Alcoa Inc.                                              30,867
---------------------------------------------------------------------
Miscellaneous Manufacturers -- 2.8%
  440  Eastman Kodak Co.                                       15,417
1,480  General Electric Co.                                    36,038
  690  Honeywell International Inc.                            16,560
1,351  Tyco International Ltd.                                 23,075
---------------------------------------------------------------------
                                                               91,090
---------------------------------------------------------------------
Oil and Gas -- 3.0%
  280  Amerada Hess Corp.                                      15,414
  320  Anadarko Petroleum Corp.                                15,328
  230  ChevronTexaco Corp.                                     15,290

                      See Notes to Financial Statements.


13 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


Multiple Discipline Portfolio -- All Cap Growth and Value

SHARES                 SECURITY                   VALUE
----------------------------------------------------------
Oil and Gas -- 3.0% (continued)
  320  ConocoPhillips                           $   15,485
  790  Exxon Mobil Corp.                            27,603
  180  Murphy Oil Corp.                              7,713
----------------------------------------------------------
                                                    96,833
----------------------------------------------------------
Oil and Gas Services -- 1.3%
1,036  Grant Prideco, Inc.+                         12,059
  750  Weatherford International, Inc.+             29,948
----------------------------------------------------------
                                                    42,007
----------------------------------------------------------
Pharmaceuticals -- 6.5%
1,936  Alkermes, Inc.+                              12,139
  330  Bristol-Myers Squibb Co.                      7,640
  310  Forest Laboratories, Inc.+                   30,448
  659  Merck & Co. Inc.                             37,306
1,390  Pfizer Inc.                                  42,492
  720  Pharmacia Corp.                              30,096
1,025  Schering-Plough Corp.                        22,755
  820  Wyeth                                        30,668
----------------------------------------------------------
                                                   213,544
----------------------------------------------------------
Retail -- 1.7%
1,544  The Home Depot, Inc.                         36,994
1,255  McDonald's Corp.                             20,180
----------------------------------------------------------
                                                    57,174
----------------------------------------------------------
Semiconductors -- 4.7%
  726  Cree, Inc.+                                  11,870
5,195  Intel Corp.                                  80,886
1,822  Micron Technology, Inc.+                     17,746
2,960  Texas Instruments Inc.                       44,430
----------------------------------------------------------
                                                   154,932
----------------------------------------------------------
Software -- 0.8%
  520  Microsoft Corp.+                             26,884
----------------------------------------------------------
Telecommunications -- 4.1%
2,105  Cisco Systems, Inc.+                         27,576
2,670  Motorola, Inc.                               23,096
  870  Nippon Telegraph and Telephone Corp. ADR     15,364
1,480  Nokia Corp., Sponsored ADR                   22,940
1,280  Scientific-Atlanta, Inc.                     15,181
  390  Verizon Communications Inc.                  15,113
  860  Vodafone Group PLC, Sponsored ADR            15,583
----------------------------------------------------------
                                                   134,853
----------------------------------------------------------
----------------------------------------------------------
       TOTAL COMMON STOCK
       (Cost -- $2,114,584)                      2,078,771
----------------------------------------------------------
----------------------------------------------------------

                      See Notes to Financial Statements.


14 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


              Multiple Discipline Portfolio -- All Cap Growth and Value
   FACE
  AMOUNT                               SECURITY                                VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 36.8%
U.S. TREASURY BILL -- 36.5%
$1,202,000 U.S. Treasury Bill, due 1/2/03 (Cost -- $1,201,977)               $1,201,977
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
     9,000 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at
             maturity -- $9,001; (Fully collateralized by U.S. Treasury
             Bonds, 5.500% to 7.000% due 2/28/03 to 7/15/06; Market
             value -- $11,143) (Cost -- $9,000)                                   9,000
---------------------------------------------------------------------------------------
           TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,210,977)                  1,210,977
---------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $3,325,561*)                   $3,289,748
---------------------------------------------------------------------------------------

  + Non-income producing security.
  * Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


15 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


  Multiple Discipline Portfolio -- Large Cap Growth and Value

 SHARES                    SECURITY                      VALUE
----------------------------------------------------------------
COMMON STOCK -- 78.2%
Banks -- 4.1%
   160  The Bank of New York Co., Inc.                 $   3,834
    65  Bank One Corp.                                     2,378
   115  Fleet Boston Financial Corp.                       2,794
   130  Wachovia Corp.                                     4,737
    50  Wells Fargo & Co.                                  2,344
----------------------------------------------------------------
                                                          16,087
----------------------------------------------------------------
Beverages -- 3.6%
   200  The Coca-Cola Co.                                  8,764
   130  PepsiCo, Inc.                                      5,489
----------------------------------------------------------------
                                                          14,253
----------------------------------------------------------------
Biotechnology -- 3.6%
   190  Amgen Inc.+                                        9,185
   155  Genentech, Inc.+                                   5,140
----------------------------------------------------------------
                                                          14,325
----------------------------------------------------------------
Casino/Hotels -- 0.8%
   100  MGM MIRAGE+                                        3,297
----------------------------------------------------------------
Computers -- 2.0%
   235  Hewlett-Packard Co.                                4,080
 1,245  Sun Microsystems, Inc.+                            3,872
----------------------------------------------------------------
                                                           7,952
----------------------------------------------------------------
Cosmetics -- 3.3%
   305  The Gillette Co.                                   9,260
    75  Kimberly-Clark Corp.                               3,560
----------------------------------------------------------------
                                                          12,820
----------------------------------------------------------------
Diversified Manufacturing -- 4.2%
   290  General Electric Co.                               7,061
   195  Honeywell International Inc.                       4,680
   120  Philip Morris Cos. Inc.++                          4,864
----------------------------------------------------------------
                                                          16,605
----------------------------------------------------------------
Electronics -- 0.8%
   930  Solectron Corp.+                                   3,301
----------------------------------------------------------------
Energy -- 0.9%
    80  Progress Energy Inc.                               3,468
----------------------------------------------------------------
Financial Services -- 8.0%
    85  American Express Co.                               3,005
    55  The Goldman Sachs Group, Inc.                      3,745
   165  J.P. Morgan Chase & Co.                            3,960
   245  Merrill Lynch & Co., Inc.                          9,298
   105  Morgan Stanley                                     4,192
   195  Waddell & Reed Financial, Inc., Class A Shares     3,836
   100  Washington Mutual, Inc.                            3,453
----------------------------------------------------------------
                                                          31,489
----------------------------------------------------------------

                      See Notes to Financial Statements.


16 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


 Multiple Discipline Portfolio -- Large Cap Growth and Value

 SHARES                  SECURITY                     VALUE
-------------------------------------------------------------
Food Products -- 1.1%
   190  Safeway Inc.+                               $   4,438
-------------------------------------------------------------
Healthcare Products -- 0.4%
    30  Johnson & Johnson                               1,611
-------------------------------------------------------------
Insurance -- 7.6%
   230  American International Group, Inc.             13,305
 4,000  Berkshire Hathaway Inc.+                        9,692
    85  The Hartford Financial Services Group, Inc.     3,861
    90  The St. Paul Cos., Inc.                         3,064
-------------------------------------------------------------
                                                       29,922
-------------------------------------------------------------
Media -- 4.8%
   560  AOL Time Warner, Inc.+                          7,336
    50  Comcast Corp., Class A Shares+                  1,179
   380  Liberty Media Corp., Class A Shares+            3,397
   440  The Walt Disney Co.                             7,176
-------------------------------------------------------------
                                                       19,088
-------------------------------------------------------------
Medical -- 1.0%
    90  HCA Inc.                                        3,735
-------------------------------------------------------------
Mining -- 1.1%
   190  Alcoa Inc.                                      4,328
-------------------------------------------------------------
Oil and Gas -- 4.5%
    85  Burlington Resources Inc.                       3,625
    55  ChevronTexaco Corp.                             3,656
   215  Exxon Mobil Corp.                               7,512
   130  Transocean Inc.                                 3,016
-------------------------------------------------------------
                                                       17,809
-------------------------------------------------------------
Oil and Gas Services -- 0.8%
    45  Total Fina Elf S.A. ADR                         3,218
-------------------------------------------------------------
Paper -- 0.8%
    95  International Paper Co.                         3,322
-------------------------------------------------------------
Pharmaceuticals -- 5.8%
   125  Merck & Co. Inc.                                7,076
   180  Pfizer Inc.                                     5,503
   110  Pharmacia Corp.                                 4,598
   130  Schering-Plough Corp.                           2,886
    80  Wyeth                                           2,992
-------------------------------------------------------------
                                                       23,055
-------------------------------------------------------------
Retail -- 5.0%
   105  Federated Department Stores, Inc.+              3,020
   180  The Gap, Inc.                                   2,794
   450  The Home Depot, Inc.                           10,782
   105  Target Corp.                                    3,150
-------------------------------------------------------------
                                                       19,746
-------------------------------------------------------------

                      See Notes to Financial Statements.


17 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


                    Multiple Discipline Portfolio -- Large Cap Growth and Value

SHARES                                       SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------
Semiconductors -- 5.6%
    625 Intel Corp.                                                                         $  9,731
    185 National Semiconductor Corp.+                                                          2,776
    640 Texas Instruments Inc.                                                                 9,606
----------------------------------------------------------------------------------------------------
                                                                                              22,113
----------------------------------------------------------------------------------------------------
Software -- 1.4%
    105 Microsoft Corp.+                                                                       5,428
----------------------------------------------------------------------------------------------------
Telecommunications -- 7.0%
    131 AT&T Corp.+                                                                            3,420
    445 AT&T Wireless Services Inc.+                                                           2,514
    405 Cisco Systems, Inc.+                                                                   5,306
    285 Comverse Technology, Inc.+                                                             2,856
    385 Motorola, Inc.                                                                         3,330
    185 Nokia Oyj, Sponsored ADR                                                               2,868
    125 SBC Communications Inc.                                                                3,389
    100 Verizon Communications Inc.                                                            3,875
----------------------------------------------------------------------------------------------------
                                                                                              27,558
----------------------------------------------------------------------------------------------------
        TOTAL COMMON STOCK
        (Cost -- $312,914)                                                                   308,968
----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.0%
Media -- 1.0%
    170 The News Corp., Ltd.+ (Cost -- $3,470)                                                 3,850
----------------------------------------------------------------------------------------------------
        SUB-TOTAL INVESTMENTS
        (Cost -- $316,384)                                                                   312,818
----------------------------------------------------------------------------------------------------
 FACE
AMOUNT                                       SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.8%
U.S. TREASURY BILL -- 19.0%
$75,000 U.S. Treasury Bill, due 1/2/03 (Cost -- $74,999)                                      74,999
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
  7,000 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at maturity -- $7,000;
          (Fully collateralized by U.S. Treasury Bonds, 4.625% due 5/15/06;
          Market value -- $10,854) (Cost -- $7,000)                                            7,000
----------------------------------------------------------------------------------------------------
        TOTAL SHORT-TERM INVESTMENTS
        (Cost -- $81,999)                                                                     81,999
----------------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS -- 100%
        (Cost -- $398,383*)                                                                 $394,817
----------------------------------------------------------------------------------------------------

+  Non-income producing security.
++ Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
*  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


18 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


Multiple Discipline Portfolio -- Global All Cap Growth and Value

 SHARES                  SECURITY                     VALUE
----------------------------------------------------------------
COMMON STOCK -- 87.6%
Advertising -- 0.4%
   100      WPP Group PLC, Sponsored ADR            $   3,788
----------------------------------------------------------------
Aerospace and Defense -- 0.9%
   190      L-3 Communications Holdings, Inc.+          8,533
----------------------------------------------------------------
Agriculture -- 0.8%
   180      Philip Morris Cos. Inc.++                   7,295
----------------------------------------------------------------
Banks -- 5.1%
   150      Bank of Ireland, Sponsored ADR              6,126
   245      The Bank of New York Co., Inc.              5,870
   210      Bank One Corp.                              7,675
   185      Fleet Boston Financial Corp.                4,495
    70      HSBC Holdings PLC, Sponsored ADR            3,849
   170      Lloyds TSB Group PLC, Sponsored ADR         4,860
   215      Wachovia Corp.                              7,835
   170      Wells Fargo & Co.                           7,968
----------------------------------------------------------------
                                                       48,678
----------------------------------------------------------------
Beverages -- 3.0%
   330      The Coca-Cola Co.                          14,461
   140      Diageo PLC, Sponsored ADR                   6,132
   205      PepsiCo, Inc.                               8,655
----------------------------------------------------------------
                                                       29,248
----------------------------------------------------------------
Biotechnology -- 5.8%
   310      Amgen Inc.+                                14,985
   350      Chiron Corp.+                              13,160
   165      Genentech, Inc.+                            5,471
   425      Genzyme Corp.+                             12,567
   295      IDEC Pharmaceuticals Corp.+                 9,785
----------------------------------------------------------------
                                                       55,968
----------------------------------------------------------------
Building Materials -- 0.4%
   330      CRH PLC, Sponsored ADR                      4,026
----------------------------------------------------------------
Casino/Hotels -- 0.5%
   150      MGM MIRAGE+                                 4,945
----------------------------------------------------------------
Chemicals -- 1.5%
   100      BASF AG, Sponsored ADR                      3,822
   180      BOC Group PLC, Sponsored ADR                5,040
   120      Cabot Microelectronics Corp.+               5,664
----------------------------------------------------------------
                                                       14,526
----------------------------------------------------------------
Computers -- 1.7%
   355      Hewlett-Packard Co.                         6,163
   860      Maxtor Corp.+                               4,352
 1,885      Sun Microsystems, Inc.+                     5,862
----------------------------------------------------------------
                                                       16,377
----------------------------------------------------------------

                      See Notes to Financial Statements.


19 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


Multiple Discipline Portfolio -- Global All Cap Growth and Value

 SHARES                    SECURITY                      VALUE
-----------------------------------------------------------------
Cosmetics/Personal Care -- 2.1%
   495  The Gillette Co.                               $   15,028
   105  Kimberly-Clark Corp.                                4,984
-----------------------------------------------------------------
                                                           20,012
-----------------------------------------------------------------
Diversified Financial Services -- 7.4%
   260  American Express Co.                                9,191
    80  The Goldman Sachs Group, Inc.                       5,448
   255  J.P. Morgan Chase & Co.                             6,120
   110  Lehman Brothers Holdings Inc.                       5,862
   410  Merrill Lynch & Co., Inc.                          15,559
   185  Morgan Stanley                                      7,385
   130  Neuberger Berman Inc.                               4,354
   540  Nomura Holdings, Inc., Sponsored ADR                5,870
   320  Waddell & Reed Financial, Inc., Class A Shares      6,294
   145  Washington Mutual, Inc.                             5,007
-----------------------------------------------------------------
                                                           71,090
-----------------------------------------------------------------
Electric -- 0.9 %
   340  Endesa, S.A., Sponsored ADR                         3,842
   120  Progress Energy Inc.                                5,202
-----------------------------------------------------------------
                                                            9,044
-----------------------------------------------------------------
Electronics -- 1.5%
   210  Koninklijke (Royal) Philips Electronics N.V.        3,713
   185  Mettler-Toledo International Inc.+                  5,931
 1,410  Solectron Corp.+                                    5,006
-----------------------------------------------------------------
                                                           14,650
-----------------------------------------------------------------
Food -- 3.0%
   230  Groupe Danone, Sponsored ADR                        6,141
   120  Nestle S.A., Sponsored ADR                          6,357
   300  Safeway Inc.+                                       7,008
   430  Tesco PLC, Sponsored ADR                            4,029
    90  Wm. Wrigley Jr. Co.                                 4,939
-----------------------------------------------------------------
                                                           28,474
-----------------------------------------------------------------
Forest Products and Paper -- 0.5%
   140  International Paper Co.                             4,896
-----------------------------------------------------------------
Gas -- 0.5%
 3,060  Hong Kong & China Gas Co. Ltd., Sponsored ADR       4,360
-----------------------------------------------------------------
Healthcare Products -- 2.7%
   140  HCA Inc.                                            5,810
   110  Johnson & Johnson                                   5,908
   170  UnitedHealth Group Inc.                            14,195
-----------------------------------------------------------------
                                                           25,913
-----------------------------------------------------------------
Holding Companies - Drivers -- 0.4%
   120  Hutchison Whampoa Ltd., Unsponsored ADR             3,755
-----------------------------------------------------------------
Home Furnishings -- 0.6%
   140  Sony Corp., Sponsored ADR                           5,783
-----------------------------------------------------------------

                      See Notes to Financial Statements.


20 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


  Multiple Discipline Portfolio -- Global All Cap Growth and Value

 SHARES                      SECURITY                         VALUE
---------------------------------------------------------------------
Insurance -- 6.0%
   390  Allianz AG ADR                                      $   3,724
   360  American International Group, Inc.                     20,826
   295  Axa, Sponsored ADR                                      3,968
     6  Berkshire Hathaway Inc., Class B Shares+               14,538
   130  The Hartford Financial Services Group, Inc.             5,906
   240  ING Groep N.V., Sponsored ADR                           4,042
   130  The St. Paul Cos., Inc.                                 4,425
---------------------------------------------------------------------
                                                               57,429
---------------------------------------------------------------------
Media -- 7.1%
   905  AOL Time Warner, Inc.+                                 11,855
   500  Cablevision Systems New York Group, Class A Shares+     8,370
    82  Comcast Corp., Class A Shares+                          1,933
   435  Comcast Corp., Special Class A Shares+                  9,827
   140  Grupo Televisa S.A., Sponsored ADR+                     3,910
 1,675  Liberty Media Corp., Class A Shares+                   14,974
   220  The News Corp., Ltd., Sponsored ADR                     5,775
   705  The Walt Disney Co.                                    11,499
---------------------------------------------------------------------
                                                               68,143
---------------------------------------------------------------------
Mining -- 0.7%
   285  Alcoa Inc.                                              6,492
---------------------------------------------------------------------
Miscellaneous Manufacturing -- 3.6%
   190  Fuji Photo Film Co., Ltd., Unsponsored ADR              6,093
   465  General Electric Co.                                   11,323
   285  Honeywell International Inc.                            6,840
   610  Tyco International Ltd.                                10,419
---------------------------------------------------------------------
                                                               34,675
---------------------------------------------------------------------
Office and Business Equipment -- 0.4%
   110  Canon Inc., Sponsored ADR                               4,054
---------------------------------------------------------------------
Oil and Gas -- 5.3%
   150  BP PLC, Sponsored ADR                                   6,097
   140  Burlington Resources Inc.                               5,971
    85  ChevronTexaco Corp.                                     5,651
   345  Exxon Mobil Corp.                                      12,054
   140  Royal Dutch Petroleum Co.                               6,163
   135  Total Fina Elf S.A., Sponsored ADR                      9,652
   220  Transocean Inc.                                         5,104
---------------------------------------------------------------------
                                                               50,692
---------------------------------------------------------------------
Oil and Gas Services -- 1.5%
   375  Grant Prideco, Inc.+                                    4,365
   245  Weatherford International, Inc.+                        9,783
---------------------------------------------------------------------
                                                               14,148
---------------------------------------------------------------------
Pharmaceuticals -- 6.6%
   610  Alkermes, Inc.+                                         3,825
    70  Aventis S.A., Sponsored ADR                             3,793
   105  Forest Laboratories, Inc.+                             10,313
   160  GlaxoSmithKline PLC ADR                                 5,994

                      See Notes to Financial Statements.


21 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


Multiple Discipline Portfolio -- Global All Cap Growth and Value

 SHARES                     SECURITY                     VALUE
----------------------------------------------------------------
Pharmaceuticals -- 6.6% (continued)
   205    Merck & Co. Inc.                              $ 11,605
   110    Novartis AG ADR                                  4,040
   280    Pfizer Inc.                                      8,560
   170    Pharmacia Corp.                                  7,106
   190    Schering-Plough Corp.                            4,218
   120    Wyeth                                            4,488
----------------------------------------------------------------
                                                          63,942
----------------------------------------------------------------
Retail -- 3.9%
   150    Federated Department Stores, Inc.+               4,314
   180    The Gap, Inc.                                    2,794
   725    The Home Depot, Inc.                            17,371
   150    Seven Eleven Japan Co., Ltd., Unsponsored ADR    4,576
   160    Target Corp.                                     4,800
   170    Wal-Mart de Mexico S.A. de C.V. ADR              3,867
----------------------------------------------------------------
                                                          37,722
----------------------------------------------------------------
Semiconductors -- 4.5%
   230    Cree, Inc.+                                      3,761
 1,000    Intel Corp.                                     15,570
   570    Micron Technology, Inc.+                         5,552
   275    National Semiconductor Corp.+                    4,128
   930    Texas Instruments Inc.                          13,959
----------------------------------------------------------------
                                                          42,970
----------------------------------------------------------------
Software -- 1.3%
   170    Microsoft Corp.+                                 8,789
   200    SAP AG, Sponsored ADR                            3,900
----------------------------------------------------------------
                                                          12,689
----------------------------------------------------------------
Telecommunications -- 7.0%
   211    AT&T Corp.                                       5,509
   890    AT&T Wireless Services Inc.+                     5,029
   660    Cisco Systems, Inc.+                             8,646
   430    Comverse Technology, Inc.+                       4,309
   565    Motorola, Inc.                                   4,887
   215    Nippon Telegraph and Telephone Corp. ADR         3,797
   655    Nokia Oyj, Sponsored ADR                        10,153
   200    SBC Communications Inc.                          5,422
   180    SK Telecom Co., Ltd. ADR                         3,843
   140    Telefonica, S.A., Sponsored ADR+                 3,720
   150    Verizon Communications Inc.                      5,813
   335    Vodafone Group PLC, Sponsored ADR                6,070
----------------------------------------------------------------
                                                          67,198
----------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $841,823)                             841,515
----------------------------------------------------------------

                      See Notes to Financial Statements.

22 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002


                       Multiple Discipline Portfolio -- Global All Cap Growth and Value

  SHARES                                            SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
Media -- 0.6%
      260 The News Corp., Ltd., Sponsored ADR (Cost -- $5,246)                                         $  5,889
---------------------------------------------------------------------------------------------------------------
          SUB-TOTAL INVESTMENTS
          (Cost -- $847,069)                                                                            847,404
---------------------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                             SECURITY                                             VALUE
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.8%
$ 113,000 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at maturity -- $113,007; (Fully collateralized by U.S. Treasury Notes and Bonds, 1.750% to 8.125% due 2/29/04 to 8/15/21;
            Market value -- $122,383) (Cost -- $113,000)                                                113,000
---------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $960,069*)                                                                          $960,404
---------------------------------------------------------------------------------------------------------------

+  Non-income producing security.
++ Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
*  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


23 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

SHARES                   SECURITY                      VALUE
------------------------------------------------------------------
COMMON STOCK -- 42.5%
Aerospace and Defense -- 0.8%
  350      L-3 Communications Holdings, Inc.+       $    15,719
  335      Raytheon Co.                                  10,301
------------------------------------------------------------------
                                                         26,020
------------------------------------------------------------------
Auto Manufacturers -- 0.1%
   90      PACCAR Inc.                                    4,152
------------------------------------------------------------------
Banks -- 1.1%
  425      The Bank of New York Co., Inc.                10,183
  610      Bank One Corp.                                22,296
   45      Wells Fargo & Co.                              2,109
------------------------------------------------------------------
                                                         34,588
------------------------------------------------------------------
Beverages -- 1.5%
  695      The Coca-Cola Co.                             30,455
  435      PepsiCo, Inc.                                 18,366
------------------------------------------------------------------
                                                         48,821
------------------------------------------------------------------
Biotechnology -- 3.5%
  590      Amgen Inc.+                                   28,521
  715      Chiron Corp.+                                 26,884
  345      Genentech, Inc.+                              11,440
  885      Genzyme Corp.+                                26,169
  585      IDEC Pharmaceuticals Corp.+                   19,404
------------------------------------------------------------------
                                                        112,418
------------------------------------------------------------------
Building Materials -- 0.1%
  110      Vulcan Materials Co.                           4,125
------------------------------------------------------------------
Chemicals -- 1.0%
  255      Cabot Microelectronics Corp.+                 12,036
  920      Engelhard Corp.                               20,562
------------------------------------------------------------------
                                                         32,598
------------------------------------------------------------------
Computers -- 1.1%
  310      Electronics for Imaging, Inc.+                 5,041
  130      International Business Machines Corp.         10,075
2,385      Maxtor Corp.+                                 12,068
  730      Unisys Corp.+                                  7,227
------------------------------------------------------------------
                                                         34,411
------------------------------------------------------------------
Cosmetics/Personal Care -- 1.0%
1,000      The Gillette Co.                              30,360
------------------------------------------------------------------
Diversified Financial Services -- 1.8%
  555      American Express Co.                          19,619
  225      Lehman Brothers Holdings Inc.                 11,990
  460      Merrill Lynch & Co., Inc.                     17,457
  240      Neuberger Berman Inc.                          8,038
------------------------------------------------------------------
                                                         57,104
------------------------------------------------------------------
Electrical Components and Equipment -- 0.3%
  205      Emerson Electric Co.                          10,424
------------------------------------------------------------------

                      See Notes to Financial Statements.


24 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

  Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

SHARES                      SECURITY                          VALUE
----------------------------------------------------------------------
Electronics -- 0.5%
  255  Agilent Technologies, Inc.+                         $     4,580
3,240  Solectron Corp.+                                         11,502
----------------------------------------------------------------------
                                                                16,082
----------------------------------------------------------------------
Forest Products and Paper -- 0.6%
  410  Weyerhaeuser Co.                                         20,176
----------------------------------------------------------------------
Healthcare Products -- 0.4%
  225  Johnson & Johnson                                        12,085
----------------------------------------------------------------------
Healthcare Services -- 0.9%
  340  UnitedHealth Group Inc.                                  28,390
----------------------------------------------------------------------
Home Builders -- 0.2%
  455  Clayton Homes, Inc.                                       5,542
----------------------------------------------------------------------
Insurance -- 5.1%
  540  The Allstate Corp.                                       19,975
  175  Ambac Financial Group, Inc.                               9,842
  770  American International Group, Inc.                       44,545
   13  Berkshire Hathaway Inc., Class B Shares+                 31,499
  290  The Chubb Corp.                                          15,138
  345  MBIA Inc.                                                15,132
  245  MGIC Investment Corp.                                    10,119
  450  The St. Paul Cos., Inc.                                  15,323
----------------------------------------------------------------------
                                                               161,573
----------------------------------------------------------------------
Machinery - Construction and Mining -- 0.1%
   45  Caterpillar Inc.                                          2,057
----------------------------------------------------------------------
Media -- 4.9%
2,625  AOL Time Warner, Inc.+                                   34,387
  975  Cablevision Systems New York Group, Class A Shares+      16,321
1,110  Comcast Corp., Class A Shares+                           25,075
3,985  Liberty Media Corp., Class A Shares+                     35,626
  160  The News Corp., Ltd., Sponsored ADR                       4,200
2,420  The Walt Disney Co.                                      39,470
----------------------------------------------------------------------
                                                               155,079
----------------------------------------------------------------------
Mining -- 0.6%
  885  Alcoa Inc.                                               20,160
----------------------------------------------------------------------
Miscellaneous Manufacturing -- 1.9%
  280  Eastman Kodak Co.                                         9,811
  960  General Electric Co.                                     23,376
  450  Honeywell International Inc.                             10,800
  940  Tyco International Ltd.                                  16,055
----------------------------------------------------------------------
                                                                60,042
----------------------------------------------------------------------
Oil and Gas -- 2.0%
  180  Amerada Hess Corp.                                        9,909
  210  Anadarko Petroleum Corp.                                 10,059
  150  ChevronTexaco Corp.                                       9,972
  210  ConocoPhillips                                           10,162


                      See Notes to Financial Statements.

25 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

Multiple Discipline Portfolio -- Balanced All Cap Growth and Value

 SHARES                   SECURITY                      VALUE
------------------------------------------------------------------
Oil and Gas -- 2.0% (continued)
   585    Exxon Mobil Corp.                          $    20,440
   100    Murphy Oil Corp.                                 4,285
------------------------------------------------------------------
                                                          64,827
------------------------------------------------------------------
Oil and Gas Services -- 0.9%
   675    Grant Prideco, Inc.+                             7,857
   490    Weatherford International, Inc.+                19,566
------------------------------------------------------------------
                                                          27,423
------------------------------------------------------------------
Pharmaceuticals -- 4.4%
 1,270    Alkermes, Inc.+                                  7,963
   220    Bristol-Myers Squibb Co.                         5,093
   205    Forest Laboratories, Inc.+                      20,135
   425    Merck & Co. Inc.                                24,059
   905    Pfizer Inc.                                     27,666
   470    Pharmacia Corp.                                 19,646
   670    Schering-Plough Corp.                           14,874
   535    Wyeth                                           20,009
------------------------------------------------------------------
                                                         139,445
------------------------------------------------------------------
Retail -- 1.2%
 1,005    The Home Depot, Inc.                            24,080
   820    McDonald's Corp.                                13,186
------------------------------------------------------------------
                                                          37,266
------------------------------------------------------------------
Semiconductors -- 3.2%
   475    Cree, Inc.+                                      7,766
 3,390    Intel Corp.                                     52,782
 1,190    Micron Technology, Inc.+                        11,591
 1,930    Texas Instruments Inc.                          28,969
------------------------------------------------------------------
                                                         101,108
------------------------------------------------------------------
Software -- 0.5%
   340    Microsoft Corp.+                                17,578
------------------------------------------------------------------
Telecommunications -- 2.8%
 1,370    Cisco Systems, Inc.+                            17,947
 1,745    Motorola, Inc.                                  15,094
   570    Nippon Telegraph and Telephone Corp. ADR        10,066
   970    Nokia Oyj, Sponsored ADR                        15,035
   835    Scientific-Atlanta, Inc.                         9,903
   260    Verizon Communications Inc.                     10,075
   560    Vodafone Group PLC, Sponsored ADR               10,147
------------------------------------------------------------------
                                                          88,267
------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $1,398,464)                         1,352,121
------------------------------------------------------------------


                      See Notes to Financial Statements.

26 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                       Multiple Discipline Portfolio -- Balanced All Cap Growth and Value
   FACE
  AMOUNT                                            SECURITY                                            VALUE
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.8%
           U.S. Treasury Notes:
$  100,000   3.000% due 11/30/03                                                                      $  101,637
   210,000   3.625% due 3/31/04                                                                          216,103
   105,000   1.875% due 9/30/04                                                                          105,767
    70,000   6.500% due 10/15/06                                                                          80,423
----------------------------------------------------------------------------------------------------------------
           TOTAL U.S. TREASURY OBLIGATIONS
           (Cost -- $502,297)                                                                            503,930
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 7.8%
           Federal National Mortgage Association (FNMA):
   135,000   6.000% due 12/15/05                                                                         149,587
    90,000   5.500% due 3/15/11                                                                           98,805
----------------------------------------------------------------------------------------------------------------
           TOTAL U.S. GOVERNMENT AGENCIES
           (Cost -- $244,597)                                                                            248,392
----------------------------------------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $2,145,358)                                                                        2,104,443
----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 33.9%
U.S. TREASURY BILL -- 32.9%
 1,049,000 U.S. Treasury Bill, due 1/2/03 (Cost -- $1,048,980)                                         1,048,980
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
    31,000 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at maturity -- $31,002;
             (Fully collateralized by U.S. Treasury Bonds, 5.375% to 10.375% due 11/15/12 to 2/15/31;
             Market value -- $37,932) (Cost -- $31,000)                                                   31,000
----------------------------------------------------------------------------------------------------------------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost -- $1,079,980)                                                                        1,079,980
----------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $3,225,338*)                                                                      $3,184,423
----------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

27 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002



                                                   All Cap         Large Cap      Global All Cap  Balanced All Cap
                                               Growth and Value Growth and Value Growth and Value Growth and Value
------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                           $2,114,584        $316,384        $  847,069       $2,145,358
   Short-term investments, at cost                 1,210,977          81,999           113,000        1,079,980
-----------------------------------------------------------------------------------------------------------------
   Investments, at value                          $2,078,771        $312,818        $  847,404       $2,104,443
   Short-term investments, at value                1,210,977          81,999           113,000        1,079,980
   Cash                                               71,048          71,415            72,181           72,211
   Dividends and interest receivable                   2,096             453               981            7,203
   Receivable from manager                                --           2,139             1,326               --
   Receivable for Fund shares sold                        --              --                --            3,675
-----------------------------------------------------------------------------------------------------------------
   Total Assets                                    3,362,892         468,824         1,034,892        3,267,512
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Management fees payable                               843              --                --              515
   Accrued expenses                                   31,605          32,995            31,855           32,518
-----------------------------------------------------------------------------------------------------------------
   Total Liabilities                                  32,448          32,995            31,855           33,033
-----------------------------------------------------------------------------------------------------------------
Total Net Assets                                  $3,330,444        $435,829        $1,003,037       $3,234,479
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest     $      313        $     41        $       93       $      310
   Capital paid in excess of par value             3,360,944         438,553         1,001,168        3,270,004
   Undistributed net investment income                 1,760             419               544            4,178
   Accumulated net realized gain from
     security transactions                             3,240             382               897              902
   Net unrealized appreciation (depreciation)
     of investments                                  (35,813)         (3,566)              335          (40,915)
-----------------------------------------------------------------------------------------------------------------
Total Net Assets                                  $3,330,444        $435,829        $1,003,037       $3,234,479
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding                                   312,674          40,600            93,011          310,323
-----------------------------------------------------------------------------------------------------------------
Net Asset Value                                       $10.65          $10.73            $10.78           $10.42
-----------------------------------------------------------------------------------------------------------------


28 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

                      See Notes to Financial Statements.

 STATEMENTS OF OPERATIONS             FOR THE PERIOD ENDED DECEMBER 31, 2002 (A)


                                                       All Cap         Large Cap      Global All Cap  Balanced All Cap
                                                   Growth and Value Growth and Value Growth and Value Growth and Value
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                           $  3,133         $    837         $  1,529         $  2,076
   Interest                                               2,226              194              472            5,370
   Less: Foreign withholding tax                             (6)              --              (34)              (3)
---------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                5,353            1,031            1,967            7,443
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Audit and legal                                       25,000           25,000           25,000           25,000
   Organizational expenses                               25,000           25,000           25,000           25,000
   Shareholder communications                            15,000           15,000           15,000           15,000
   Custody                                                3,000            3,000            3,000            3,000
   Management fees (Note 2)                               2,695              459            1,067            2,449
   Shareholder and system servicing fees                  2,000            2,000            2,000            2,000
   Trustees' fees                                         2,000            2,000            2,000            2,000
   Distribution fees                                        898              153              356              816
   Other                                                    750              750              750              750
---------------------------------------------------------------------------------------------------------------------
   Total Expenses                                        76,343           73,362           74,173           76,015
    Less: Management and distribution fee waivers
       and expense reimbursement (Note 2)               (72,750)         (72,750)         (72,750)         (72,750)
---------------------------------------------------------------------------------------------------------------------
   Net Expenses                                           3,593              612            1,423            3,265
---------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     1,760              419              544            4,178
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                 19,454            6,058           11,575           90,743
     Cost of securities sold                             16,214            5,676           10,678           89,841
---------------------------------------------------------------------------------------------------------------------
   Net Realized Gain                                      3,240              382              897              902
---------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of period                                     --               --               --               --
     End of period                                      (35,813)          (3,566)             335          (40,915)
---------------------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized
     Appreciation (Depreciation)                        (35,813)          (3,566)             335          (40,915)
---------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                          (32,573)          (3,184)           1,232          (40,013)
---------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  From Operations                                      $(30,813)        $ (2,765)        $  1,776         $(35,835)
---------------------------------------------------------------------------------------------------------------------

(a)For the period from October 1, 2002 (commencement of operations) to December 31, 2002.

29 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders


                      See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE PERIOD ENDED DECEMBER 31, 2002 (A)




                                                       All Cap         Large Cap      Global All Cap  Balanced All Cap
                                                   Growth and Value Growth and Value Growth and Value Growth and Value
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                              $    1,760        $    419        $      544       $    4,178
   Net realized gain                                       3,240             382               897              902
   Increase in net unrealized
     appreciation (depreciation)                         (35,813)         (3,566)              335          (40,915)
----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                     (30,813)         (2,765)            1,776          (35,835)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                    3,382,276         442,809         1,206,376        3,272,612
   Cost of shares reacquired                             (21,019)         (4,215)         (205,115)          (2,298)
----------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                           3,361,257         438,594         1,001,261        3,270,314
----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                 3,330,444         435,829         1,003,037        3,234,479
NET ASSETS:
   Beginning of period                                        --              --                --               --
----------------------------------------------------------------------------------------------------------------------
   End of period*                                     $3,330,444        $435,829        $1,003,037       $3,234,479
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:        $1,760            $419              $544           $4,178
----------------------------------------------------------------------------------------------------------------------

(a)For the period from October 1, 2002 (commencement of operations) to December 31, 2002.

                      See Notes to Financial Statements.


30 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Multiple Discipline Portfolio -- All Cap Growth and Value ("All Cap Growth and Value"), Multiple Discipline Portfolio -- Large Cap Growth and Value ("Large Cap Growth and Value"), Multiple Discipline Portfolio -- Global All Cap Growth and Value ("Global All Cap Growth and Value") and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value ("Balanced All Cap Growth and Value") ("Portfolios") are separate investment portfolios of the Smith Barney Multiple Discipline Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified open-end management investment company. The Trust is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (l) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


31 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Portfolios.

Each Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of their average daily net assets. These fees are calculated daily and paid monthly. For the period ended December 31, 2002, SBFM waived all of its management fees for each of the Portfolios. In addition, SBFM has agreed to reimburse expenses amounting to $69,157, $72,138, $71,327 and $69,485 for All Cap Growth and Value, Large Cap Growth and Value, Global All Cap Growth and Value and Balanced All Cap Growth and Value, respectively.

Citicorp Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the period ended December 31, 2002, each Portfolio paid transfer agent fees of $1,250 to CTB.

Salomon Smith Barney Inc. ("SSB"), a subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the period ended December 31, 2002, SSB and its affiliates did not receive any brokerage commissions for the Portfolios' agency transactions.

Each Portfolio has adopted a distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Portfolios shall pay a distribution fee of 0.25% of the daily net assets of the Portfolio. For the period ended December 31, 2002, SBFM waived all of its distribution fees for each of the Portfolios.

All officers and one Trustee of the Portfolios are employees of Citigroup or its affiliates.

3. Investments

During the period ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                             Purchases   Sales
-------------------------------------------------------------------------------
All Cap Growth and Value                                     $2,130,798 $19,454
------------------------------------------------------------------------------
Large Cap Growth and Value                                      322,060   6,058
------------------------------------------------------------------------------
Global All Cap Growth and Value                                 857,748  11,575
------------------------------------------------------------------------------
Balanced All Cap Growth and Value                             2,235,199  90,743
------------------------------------------------------------------------------

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Net Unrealized
                                                                  Appreciation
                                       Appreciation Depreciation (Depreciation)
-------------------------------------------------------------------------------
All Cap Growth and Value                 $27,970      $(63,783)     $(35,813)
------------------------------------------------------------------------------
Large Cap Growth and Value                 5,735        (9,301)       (3,566)
------------------------------------------------------------------------------
Global All Cap Growth and Value           21,595       (21,260)          335
------------------------------------------------------------------------------
Balanced All Cap Growth and Value         17,384       (58,299)      (40,915)
------------------------------------------------------------------------------


32 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

The Portfolios may from time to time enter into futures contracts. Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Portfolios did not hold any futures contracts.

6. Option Contracts

The Portfolios may from time to time enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

33 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the period ended December 31, 2002, the Portfolios did not enter into any written covered call or put option contracts.

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At December 31, 2002, the Portfolios did not have any securities on loan.

9. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Portfolios did not hold any TBA securities.

34 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

10. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

                                    Undistributed                  Unrealized
                                      Ordinary     Accumulated    Appreciation
                                       Income     Capital Losses (Depreciation)
-------------------------------------------------------------------------------
All Cap Growth and Value              $8,353            --          $(35,813)
-------------------------------------------------------------------------------
Large Cap Growth and Value             1,372            --            (3,566)
-------------------------------------------------------------------------------
Global All Cap Growth and Value        2,769            --               335
-------------------------------------------------------------------------------
Balanced All Cap Growth and Value      8,127            --           (40,915)
-------------------------------------------------------------------------------

For the period ended December 31, 2002, the Portfolios did not make any distributions.

11. Shares of Beneficial Interest

At December 31, 2002, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

Transactions in shares of each Portfolio were as follows:

                                                            Period Ended
                                                        December 31, 2002 (a)
-----------------------------------------------------------------------------
All Cap Growth and Value
Shares sold                                                    314,555
Shares reacquired                                               (1,881)
-----------------------------------------------------------------------------
Net Increase                                                   312,674
-----------------------------------------------------------------------------
Large Cap Growth and Value
Shares sold                                                     40,980
Shares reacquired                                                 (380)
-----------------------------------------------------------------------------
Net Increase                                                    40,600
-----------------------------------------------------------------------------
Global All Cap Growth and Value
Shares sold                                                    111,473
Shares reacquired                                              (18,462)
-----------------------------------------------------------------------------
Net Increase                                                    93,011
-----------------------------------------------------------------------------
Balanced All Cap Growth and Value
Shares sold                                                    310,541
Shares reacquired                                                 (218)
-----------------------------------------------------------------------------
Net Increase                                                   310,323
-----------------------------------------------------------------------------

(a) For the period from October 1, 2002 (commencement of operations) to December 31, 2002.

35 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of beneficial interest outstanding for the period ended December 31:

All Cap Growth and Value                                          2002/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                                          0.01
  Net realized and unrealized gain                                    0.64
------------------------------------------------------------------------------
Total Income From Operations                                          0.65
------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.65
------------------------------------------------------------------------------
Total Return++                                                        6.50%
------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                    $3,330
------------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses/(3)(4)/                                                    1.00%
  Net investment income                                               0.49
------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  2%
------------------------------------------------------------------------------

Large Cap Growth and Value                                        2002/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                                          0.01
  Net realized and unrealized gain                                    0.72
------------------------------------------------------------------------------
Total Income From Operations                                          0.73
------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.73
------------------------------------------------------------------------------
Total Return++                                                        7.30%
------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                      $436
------------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses/(3)(4)/                                                    1.00%
  Net investment income                                               0.69
------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  3%
------------------------------------------------------------------------------

(1)For the period from October 1, 2002 (commencement of operations) to December 31, 2002.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)The Manager has agreed to waive all of its fees for the period ended December 31, 2002. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the annualized expense ratios to average net assets would have been as follows:

                                                  Expense Ratios
                       Per Share Decreases    Without Fee Waivers and
Portfolio            to Net Investment Income Expense Reimbursements
---------            ------------------------ -----------------------
                               2002                    2002
                               ----                    ----
All Cap Growth and
 Value                        $0.40                    21.24%+
Large Cap Growth
 and Value                     2.55                   119.99+

(4)As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


36 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

For a share of beneficial interest outstanding for the period ended December 31:

Global All Cap Growth and Value                                   2002/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                                          0.01
  Net realized and unrealized gain                                    0.77
------------------------------------------------------------------------------
Total Income From Operations                                          0.78
------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.78
------------------------------------------------------------------------------
Total Return++                                                        7.80%
------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                    $1,003
------------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses/(3)(4)/                                                    1.00%
  Net investment income                                               0.38
------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  2%
------------------------------------------------------------------------------

Balanced All Cap Growth and Value                                 2002/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                                          0.02
  Net realized and unrealized gain                                    0.40
------------------------------------------------------------------------------
Total Income From Operations                                          0.42
------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.42
------------------------------------------------------------------------------
Total Return++                                                        4.20%
------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                    $3,234
------------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses/(3)(4)/                                                    1.00%
  Net investment income                                               1.28
------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  7%
------------------------------------------------------------------------------

(1)For the period from October 1, 2002 (commencement of operations) to December 31, 2002.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)The Manager has agreed to waive all of its fees for the period ended December 31, 2002. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the annualized expense ratios to average net assets would have been as follows:

                                                  Expense Ratios
                       Per Share Decreases    Without Fee Waivers and
                     to Net Investment Income Expense Reimbursements
                     ------------------------ -----------------------
Portfolio                      2002                    2002
---------                      ----                    ----
Global All Cap
 Growth and Value             $1.10                    52.11%+
Balanced All Cap
 Growth and Value              0.40                    23.28+

(4)As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


37 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of the Smith Barney Multiple Discipline Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Multiple Discipline
Portfolio -- All Cap Growth and Value, Multiple Discipline Portfolio -- Large Cap Growth and Value, Multiple Discipline Portfolio -- Global All Cap Growth and Value and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value ("Portfolios") of the Smith Barney Multiple Discipline Trust ("Fund") as of December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the period from October 1, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of December 31, 2002, and the results of their operations, changes in their net assets and the financial highlights for the period from October 1, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
February 12, 2003

38 Smith Barney Multiple Discipline Trust  | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Trustees and Officers

The business and affairs of the Multiple Discipline Portfolio -- All Cap Growth and Value, Multiple Discipline Portfolio -- Large Cap Growth and Value, Multiple Discipline Portfolio -- Global All Cap Growth and Value and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value ("Portfolios") are managed under the direction of the Smith Barney Multiple Discipline Trust's ("Trust") Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                              Term of
                                              Office*                              Number of
                                                and           Principal           Portfolios
                                              Length        Occupation(s)       in Fund Complex              Other
                             Position(s) Held of Time        During Past           Overseen              Trusteeships
Name, Address and Age           with Fund     Served           5 Years            by Trustee            Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:
H. John Ellis                    Trustee       Since  Retired                         34                      None
858 East Crystal Downs Drive                   2002
Frankfort, MI 49635
Age 75

Armon E. Kamesar                 Trustee       Since  Chairman, TEC                   34        Inter Ocean Systems Inc.
7328 Country Club Drive                        2002   International; Trustee,
LaJolla, CA 92037                                     U.S. Bankruptcy Court
Age 74

Stephen E. Kaufman               Trustee       Since  Attorney                        62                      None
Stephen E. Kaufman PC Co.                      2002
277 Park Avenue, 47th
Floor
New York, NY 10172
Age 70

John J. Murphy                   Trustee       Since  President, Murphy Capital       34        Barclays International Funds
123 Prospect Street                            2002   Management                                Group Ltd.;
Ridgewood, NJ 07450                                                                             Barclays Fund Managers Ltd.;
Age 58                                                                                          Barclays International Fund
                                                                                                Managers Ltd.; Barclays
                                                                                                European Investment Holdings
                                                                                                SA; Barclays Fund Management
                                                                                                Luxembourg SA;
                                                                                                Barclays Asian Selection Funds
                                                                                                Ltd.; Barclays Investment Funds
                                                                                                (Channel Islands Ltd.); Barclays
                                                                                                Investment Funds (Luxembourg)
                                                                                                funds SICAV; Barclays
                                                                                                International funds SICAV; and
                                                                                                Barclays Euro Funds SICAV



39 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

                                                 Term of
                                                 Office*                                     Number of
                                                   and              Principal               Portfolios
                                                 Length           Occupation(s)           in Fund Complex      Other
                              Position(s) Held   of Time           During Past               Overseen      Trusteeships
Name, Address and Age            with Fund       Served              5 Years                by Trustee    Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
Interested Trustee:
R. Jay Gerken**              Chairman, President  Since  Managing Director of                   227            None
SSB                               and Chief       2002   Salomon Smith Barney Inc.
399 Park Avenue, 4th Floor    Executive Officer          ("SSB"); Chairman, President
New York, NY 10022                                       and Chief Executive Officer of
Age 51                                                   Smith Barney Fund Management
                                                         LLC ("SBFM"), Travelers
                                                         Investment Adviser, Inc. ("TIA")
                                                         and Citi Fund Management Inc.
Officers:
Lewis E. Daidone                 Senior Vice      Since  Managing Director of SSB;              N/A            N/A
SSB                          President and Chief  2002   Former Chief Financial Officer
125 Broad Street, 11th Floor   Administrative            and Treasurer of mutual funds
New York, NY 10004                 Officer               affiliated with Citigroup Inc.;
Age 45                                                   Director and Senior Vice
                                                         President of SBFM and TIA.

Frances M. Guggino               Controller       Since  Vice President of SSB                  N/A            N/A
SSB                                               2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor                Secretary       Since  Managing Director of SSB;              N/A            N/A
SSB                                               2002   General Counsel and Secretary of
300 First Stamford Place                                 SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

--------
* Each Trustee and Officer serves until his successor has been duly elected. ** Mr. Gerken is a Trustee who is an "interested person" to the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBM and its affiliates.


40 Smith Barney Multiple Discipline Trust | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                           MULTIPLE DISCIPLINE TRUST



         BOARD OF TRUSTEES            INVESTMENT MANAGER
         H. John Ellis                Smith Barney Fund Management LLC
         R. Jay Gerken, Chairman
         Armon E. Kamesar             CUSTODIAN
         Stephen E. Kaufman           State Street Bank and
         John J. Murphy                 Trust Company

         OFFICERS                     TRANSFER AGENT
         R. Jay Gerken                Citicorp Trust Bank, fsb.
         President and                125 Broad Street, 11th Floor
         Chief Executive Officer      New York, New York 10004

         Lewis E. Daidone             SUB-TRANSFER AGENT
         Senior Vice President and    PFPC Global Fund Services
         Chief Administrative Officer P.O. Box 9699
                                      Providence, Rhode Island
         Frances M. Guggino           02940-9699
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney Multiple Discipline Trust



 This report is submitted for the general information of the shareholders of the Smith Barney Multiple Discipline Trust: Multiple Discipline
 Portfolio -- All Cap Growth and Value, Multiple Discipline Portfolio -- Large Cap Growth and Value, Multiple Discipline Portfolio -- Global All Cap Growth and Value and Multiple Discipline Portfolio -- Balanced All Cap Growth and Value. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus, which contains information concerning the investment policies and expenses as well as other pertinent information.

 SMITH BARNEY INVESTMENT SERIES
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



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 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.

 FD02701 2/03
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